UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

FAIRMOUNT SANTROL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36670	34-1831554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8834 Mayfield Road, Chesterland, Ohio		44026
(Address of Principal Executive Offices)		(Zip Code)

(800) 255-7263

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

This Current Report on Form 8-K is being filed in connection with a Memorandum of Understanding (the “MOU”) regarding the settlement of certain previously disclosed litigation related to, among other things, the previously announced proposed transaction (the “merger”) with Unimin Corporation (“Unimin”), pursuant to the terms of that Agreement and Plan of Merger, dated December 11, 2017, among Fairmount Santrol Holdings Inc. (“Fairmount Santrol”), Unimin and the other parties thereto (the “Merger Agreement”).

On April 24, 2018, an alleged stockholder of Fairmount Santrol filed a putative class action against Fairmount Santrol and its directors, captioned Jennings v. Fairmount Santrol Holdings Inc., No. 1:18-cv-00931-CAB (the “Jennings Action”), in the United States District Court for the Northern District of Ohio (the “Northern District of Ohio”). The lawsuit generally alleges that Fairmount Santrol and its directors violated the federal securities laws by issuing allegedly misleading disclosures in connection with the merger and seeks, among other things, to enjoin the special meeting of Fairmount Santrol stockholders scheduled to be held on May 25, 2018 (the “special meeting”) at which Fairmount Santrol stockholders will vote on, among other items, a proposal to adopt the Merger Agreement.

On April 26, 2018, Fairmount Santrol filed the definitive proxy statement/prospectus on Form DEFM14A in connection with the merger (the “proxy statement”).

Subsequently, another lawsuit was filed by an alleged stockholder of Fairmount Santrol in the United States District Court for the District of Delaware and four more lawsuits were filed by alleged stockholders of Fairmount Santrol in the Northern District of Ohio: Klein v. Fairmount Santrol Holdings Inc., No. 1:18-cv-00646-GMS (D. Del., filed Apr. 27, 2018) (the “Klein Action”); Rosello v. Fairmount Santrol Holdings Inc., No. 1:18-cv-01002-CAB (N.D. Ohio, filed May 1, 2018) (the “Rosello Action”); Scarantino v. Fairmount Santrol Holdings Inc., No. 1:18-cv-01047-DCN (N.D. Ohio, filed May 4, 2018) (the “Scarantino Action”); Schneider v. Fairmount Santrol Holdings Inc., No. 1:18-cv-01047-DAP (N.D. Ohio, filed May 10, 2018) (the “Schneider Action”); and Fitzgibbon v. Fairmount Santrol Holdings Inc., No. 1:18-cv-01095-PAG (N.D. Ohio, filed May 11, 2018) (the “Fitzgibbon Action”). These lawsuits also generally allege that Fairmount Santrol and its directors violated the federal securities laws by issuing allegedly misleading disclosures in connection with the merger and also seek, among other things, to enjoin the special meeting.

Fairmount Santrol and its directors believe that the allegations in all of the lawsuits against them lack merit.

On May 2, 2018, the plaintiff in the Jennings Action filed a motion for a preliminary injunction, seeking to enjoin the special meeting, and, on May 11, 2018, the plaintiff in the Schneider Action filed a motion for a preliminary injunction, also seeking to enjoin the special meeting. On May 14, 2018, the defendants filed a motion to transfer venue in the Klein Action, seeking an order transferring the Klein Action to the Northern District of Ohio.

On May 14, 2018, after arm’s-length discussions and negotiations concerning a possible resolution of the litigation, counsel for the parties in the Jennings Action, the Rosello Action, the Schneider Action, and the Fitzgibbon Action (collectively, the “Actions”) entered into the MOU, in which they agreed on the terms of a settlement of the Actions, including the dismissal with prejudice of the Actions and a release of all claims that have been or could have been asserted against all of the defendants and certain related parties concerning, among other things, any disclosures (or lack thereof) to Fairmount Santrol’s stockholders concerning the merger and the decision to enter into the merger. The proposed settlement is conditioned upon, among other things (i) appointment of Jennings, Rosello, Schneider, and/or Fitzgibbon (“Plaintiffs”) as lead or co-lead plaintiff(s) pursuant to the Private Securities Litigation Reform Act and approval of Plaintiffs’ counsel, Monteverde & Associates PC and/or Levi & Korsinsky LLP, as lead or co-lead counsel, (ii) consummation of the merger, (iii) the execution of an appropriate stipulation of settlement, (iv) certification of a non-opt-out class, and (v) final approval of the proposed settlement by the Northern District of Ohio. If approved, the proposed settlement also would extinguish the claims asserted in the Scarantino Action and the Klein Action.

In addition, in connection with the proposed settlement and as provided in the MOU, the parties contemplate that Plaintiffs’ counsel will seek reasonable attorneys’ fees and expenses as part of the settlement. There can be no assurance that, among other things, the merger will be consummated, that the parties ultimately will enter into a stipulation of settlement, or that the Northern District of Ohio will approve the settlement even if the parties enter into such a stipulation. If the settlement conditions are not met, the proposed settlement as contemplated by the MOU would become void. Neither the MOU nor the settlement contemplated thereby will affect the amount of the merger consideration that Fairmount Santrol stockholders are entitled to receive in the merger or change any of the other terms of the merger or the Merger Agreement.

The defendants have denied, and continue to deny, that they have committed any breach or violation of law or engaged in any of the wrongful acts alleged in the Actions, and have denied, and continue to deny, that any additional disclosures are required. The defendants expressly maintain that they diligently and scrupulously complied with their fiduciary and other legal duties. The defendants have agreed to the terms of the proposed settlement described above solely to eliminate the burden, expense, and uncertainties inherent in further litigation, including the risk of delaying or adversely affecting the merger, and to terminate all claims that were or could have been asserted against the defendants in connection with the Merger Agreement and the transactions contemplated thereby, including the merger, and the proxy statement.

On May 14, 2018, as contemplated by the MOU, the plaintiff in the Jennings Action filed a notice to withdraw his motion for a preliminary injunction and to vacate the hearing on that motion, which currently is scheduled for May 18, 2018. On May 14, 2018, the plaintiff in the Schneider Action also filed a notice to withdraw his motion for a preliminary injunction, and the court entered an order withdrawing that motion.

SUPPLEMENTAL DISCLOSURES

Set forth below are the additional or amended disclosures that are being made in accordance with the MOU. The following information supplements the proxy statement and should be read in conjunction with the proxy statement, which should be read in its entirety, including the annexes thereto. All page references in the information below are to pages in the proxy statement, and terms used below have the meanings set forth in the proxy statement, unless otherwise defined below.

1.    The fifth full sentence in the second full paragraph on page 157 of the proxy statement is replaced in its entirety to read:

During the two years preceding the date of Wells Fargo Securities’ written opinion, affiliates of Wells Fargo Securities have provided commercial banking services to Unimin, for which affiliates of Wells Fargo Securities have received and would expect to receive customary fees, which fees are not material, and about which Fairmount Santrol, including members of the Fairmount Board, was aware when it engaged Wells Fargo Securities to provide investment banking services. During such period, Wells Fargo Securities received no fees from Unimin for provision of investment banking services.

2.    The portion of the proxy statement, beginning on page 154 of the proxy statement with the sentence, “For Fairmount Santrol, the selected companies and median, mean, high and low of such financial data for the selected companies were:” and ending on page 154 of the proxy statement with the sentence, “The median, mean, high and low of such financial data for the selected companies were:” is replaced in its entirety to read:

For Fairmount Santrol, the selected companies and the results of this analysis are indicated below:

Company	TEV/2018P Adjusted EBITDA	TEV/2019P Adjusted EBITDA

Emerge Energy Services LP	4.0x	4.3x

Hi-Crush Partners LP	4.5x	4.8x

Smart Sand, Inc.	4.2x	3.5x

U.S. Silica Holdings, Inc.	5.5x	5.4x

The median, mean, high and low of such financial data for the selected companies were:

	Median	Mean	High	Low
TEV/2018P Adjusted EBITDA	4.4x	4.6x	5.5x	4.0x
TEV/2019P Adjusted EBITDA	4.5x	4.5x	5.4x	3.5x

Taking into account the results of the selected companies analysis, Wells Fargo Securities applied multiple ranges of 4.6x to 5.4x to Fairmount Santrol’s 2018P Adjusted EBITDA and 4.5x to 5.4x to Fairmount Santrol’s 2019P Adjusted EBITDA. The selected companies analysis indicated the following implied equity value reference ranges for Fairmount Santrol:

	Implied Equity Values ($mm)
	Low	High
2018P Adjusted EBITDA	$868	$1,125
2019P Adjusted EBITDA	$713	$978

For Unimin, Wells Fargo Securities separated the selected companies into three groups: the purely proppant focused companies (the “Pure Play Proppant Peers”), the mixed proppant and industrial and recreation focused companies (the “Proppant/I&R Sand Peers”) and the industrial focused companies (the “Industrial Peers”). The selected companies and the results of this analysis are indicated below:

Company	TEV/2018P Adjusted EBITDA	TEV/2019P Adjusted EBITDA

Pure Play Proppant Peers

Emerge Energy Services LP	4.0x	4.3x

Hi-Crush Partners LP	4.5x	4.8x

Smart Sand, Inc.	4.2x	3.5x

Proppant/I&R Sand Peers

Fairmount Santrol Holdings, Inc.	5.4x	5.4x

U.S. Silica Holdings, Inc.	5.5x	5.4x

Industrial Peers

Eagle Materials, Inc.	10.6x	9.7x

Minerals Technologies, Inc.	9.1x	8.8x

The median, mean, high and low of such financial data for the selected companies were:

3.    The following sentences are inserted as a new paragraph after the fifth full paragraph on page 132 of the proxy statement:

The non-disclosure agreements contained customary mutual “standstill” provisions, which continue until November 6, 2018 and November 7, 2018, respectively. The terms of those non-disclosure agreements were not intended to prevent either Party A or Party B from communicating with the Fairmount Board after the signing of the merger agreement, and the non-disclosure agreements permit Party A and Party B to make proposals to the Fairmount Board that do not require public disclosures.

4.    The table following the words, “The following information is set forth in the Fairmount Santrol Projections:”, at the bottom of page 160 of the proxy statement is replaced in its entirety to read:

($ in millions)	2017P	2018P	2019P	2020P
Total Volumes Sold (million tons)	12.7	15.5	16.3	16.4
Gross Profit Margin	$303	$427	$395	$396
Adjusted EBITDA*	$190	$321	$294	$292
CapEx (incl. Capital & Mineral Lease, Earnout Payments)	($97)	($136)	($54)	($58)
Capitalized Stripping Costs	($2)	($2)	($3)	($3)
Unlevered Free Cash Flow	$72	$76	$172	$157

*	2017 Adjusted EBITDA reflects non-cash adjustments of $9. All Adjusted EBITDA figures reflect stripping cost adjustments of ($11). All Adjusted EBITDA figures are net of stock-based compensation of ($8) for 2017 and ($11) for 2018 – 2020.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This Current Report on Form 8-K contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those anticipated or implied in forward looking statements are described in Fairmount Santrol’s Form 10-K under the heading “Cautionary Statement Regarding Forward-Looking Information”, as well as the information included in Fairmount Santrol’s Current Reports on Form 8-K and other factors that are set forth in management’s discussion and analysis of Fairmount Santrol’s most recently filed reports with the SEC. Additional important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the merger not being timely completed, if completed at all; if the merger is completed, the impact of any undertakings required by the parties in order to obtain regulatory approvals; prior to the completion of the merger, Fairmount Santrol’s and/or Unimin’s respective businesses experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the industry may be subject to future regulatory or legislative actions that could adversely affect Fairmount Santrol’s and/or Unimin’s respective businesses; and the parties being unable to successfully implement integration strategies. While Fairmount Santrol and/or Unimin may elect to update forward-looking statements at some point in the future, Fairmount Santrol and Unimin specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on any forward-looking statement as representing our views as of any date subsequent to the date on which it was prepared.

Additional Information

FAIRMOUNT SANTROL STOCKHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT, DATED APRIL 26, 2018, FOR THE SPECIAL MEETING AS FILED WITH THE SEC ON SCHEDULE 14A AND THE UNIMIN REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT IS PART OF THE REGISTRATION STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and security holders can obtain the documents free of charge at the SEC’s website, www.sec.gov, or from Fairmount Santrol at its website, www.FairmountSantrol.com, or by contacting Indrani Egleston at 440-214-3219 or Matthew Schlarb at 440-214-3284.

Participants in Solicitation

Fairmount Santrol and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning Fairmount Santrol’s participants is set forth in the proxy statement, dated April 6, 2017, for Fairmount Santrol’s 2017 Annual Meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the merger will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fairmount Santrol Holdings Inc.
(Registrant)

By:	/s/ David J. Crandall
David J. Crandall
Executive Vice President, General Counsel & Secretary

Date: May 15, 2018